                                POWER OF ATTORNEY


        We, the undersigned officers and Trustees of Investors Portfolio, a New York trust, do hereby severally constitute and appoint Alan R. Dynner, James B. Hawkes and Eric G. Woodbury, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A filed by Eaton Vance Special Investment Trust with the Securities and Exchange Commission in respect of shares of beneficial interest and other documents and papers relating thereto.

        IN WITNESS WHEREOF we have hereunto set our hands on the dates set opposite our respective signatures.

          Signature                             Title                               Date
          ---------                             -----                               ----
                                            President, Principal
/s/ M. Dozier Gardner                       Executive Officer and       August 11, 1997
-----------------------------               Trustee
M. Dozier Gardner

                                            Treasurer and
/s/ James L. O'Connor                       Principal Financial         August 11, 1997
-----------------------------               and Accounting
James L. O'Connor                           Officer

/s/ Donald R. Dwight                        Trustee                     August 11, 1997
-----------------------------
Donald R. Dwight


/s/ James B. Hawkes                         Trustee                     August 11, 1997
-----------------------------
James B. Hawkes

/s/ Samuel L. Hayes, III                    Trustee                     August 11, 1997
-----------------------------
Samuel L. Hayes, III

/s/ Norton H. Reamer                        Trustee                     August 11, 1997
-----------------------------
Norton H. Reamer

/s/ John L. Thorndike                       Trustee                     August 11, 1997
-----------------------------
John L. Thorndike

/s/ Jack L. Treynor                         Trustee                     August 11, 1997
-----------------------------
Jack L. Treynor